Ivy Funds

Supplement dated November 21, 2013 to the

Ivy Funds Prospectus dated July 31, 2013

and as supplemented October 2, 2013 and November 6, 2013

The following replaces the “Portfolio Manager” section for Ivy High Income Fund on page 54:

Portfolio Manager

William M. Nelson, Senior Vice President of IICO, has managed the Fund since November 2013.

The following replaces the “The Management of the Funds — Portfolio Management” section for Ivy High Income Fund on page 202:

Ivy High Income Fund: William M. Nelson is primarily responsible for the day-to-day management of Ivy High Income Fund. He has held his Fund responsibilities since November 2013. Mr. Nelson is Senior Vice President of IICO and WRIMCO, Vice President of the Trust, and portfolio manager for other investment companies for which IICO or WRIMCO serve as investment manager. He has been an employee of WRIMCO since January 1995. Mr. Nelson earned a BS in business administration from Bucknell University in Lewisburg, Pennsylvania, and an MBA in finance and marketing from the University of Connecticut.

Supplement	Prospectus	1